UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	February 17, 2017

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 400, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                       ☐

Explanatory Note
This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Teleflex Incorporated (the "Company") on February 21, 2017 (the "Original 8-K"). We amended the Original 8-K to include the historical financial statements of Vascular Solutions, Inc. ("Vascular Solutions") which was acquired by the Company on February 17, 2017 and the pro forma financial information required by Item 9.01 of Form 8-K. This Amendment No. 2 on Form 8-K further amends, and should be read together with, the Original 8-K and the Amendment No.1 principally to include additional pro forma financial information for the nine months ended October 1, 2017, which information was not required to be included in the Original 8-K or Amendment No. 1. The Company is providing this information so that is may be incorporated by reference in a prospectus supplement being filed today by the Company in connection with its offering of senior notes.
Item 9.01.     Financial Statements and Exhibits.

(a)     Pro forma financial information.
The following information is filed as Exhibit 99.1 to this Amendment No. 2 and incorporated herein by reference:

(i)	Unaudited pro forma condensed combined consolidated statement of earnings for the nine months ended October 1, 2017.

(ii)	Notes to the unaudited pro forma condensed combined financial information.
(d)    Exhibits.

The following exhibits are filed with this Amendment No. 2:

Exhibit No.	Description

99.1
Unaudited pro forma condensed combined consolidated statement of earnings for nine months ended October 1, 2017, and the related notes to the unaudited pro forma condensed combined financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEFLEX INCORPORATED

By:	/s/ Benson F. Smith
Benson F. Smith Chairman and Chief Executive Officer

By:	/s/ Thomas E. Powell
Thomas E. Powell Executive Vice President and Chief Financial Officer

Dated: November 16, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1
Unaudited pro forma condensed combined consolidated statement of earnings for the nine months ended October 1, 2017, and the related notes to the unaudited pro forma condensed combined financial Information.